Filed pursuant to Rule 497(e)

File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

Supplement No. 2 dated July 28, 2011

To

Prospectus dated April 4, 2011

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 4, 2011 (the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 13 of the Prospectus before you decide to invest in our common stock.

This supplement amends the indicated portions of the “Description of Our Capital Stock” section of the Prospectus as follows:

The last paragraph of the subsection captioned “Common Stock” is replaced with the following:

The following actions may not be taken without a vote of the following specified proportions of the outstanding shares of our common stock:

•	at least 50%:

•

modifying our articles of incorporation or bylaws to materially adversely affect the rights of the shareholders, including those relating to proportionate rights, voting rights, and non-assessibility of stock

•	appointing a new investment adviser

•	changing the nature of our business so that we cease to be, or withdraw our election to be treated as a business development company

•	selling all or substantially all of our assets other than in the ordinary course of our business

•	causing the merger or other reorganization of us

•	more than 50%:

•	selling Company assets to either of the Advisors or any of their respective affiliates

•	at least two-thirds:

•	making our common stock a “redeemable security”

•	converting us, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act)

•	removal of one or more directors, except such removal may be only for cause, as is defined in our articles of incorporation.

The first sentence of the subsection captioned “Provisions of the Maryland General Corporation Law” is replaced with the following:

The Maryland Business Combination Act, subject to limitations, prohibits certain business combinations between a Maryland corporation (like we are) and an interested shareholder (defined generally as any person who beneficially owns 10% or more of the voting power of our voting capital stock or is our affiliate or associate and was the beneficial owner, directly or indirectly, of 10% or more of the voting power of our outstanding stock at any time within the two-year period immediately prior to the date in question and after we had 100 or more beneficial owners of our stock) or an affiliate of any interested shareholder for five years following the most recent date on which the shareholder became an interested shareholder, and thereafter imposes special appraisal rights and special shareholder voting requirements on these combinations.

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